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                       JOINT VENTURE AGREEMENT AMENDMENT

        This Joint Venture Agreement Amendment dated as of January 31, 2000, by and among ML JWH STRATEGIC ALLOCATION FUND L.P. (the "Partnership") and JOHN W. HENRY & COMPANY INC. ("JWH").

                                  WITNESSETH

        WHEREAS, the parties hereto entered an Joint Venture Agreement dated as of April 25, 1996 pursuant to which JWH is acting as a commodity trading advisor for the Partnership (as amended to the date hereof, the "Joint Venture Agreement," certain defined terms are used herein as defined therein); and

        WHEREAS, the parties hereto wish to amend the Joint Venture Agreement in order to provide for the termination of the exclusivity provisions contained therein.

        NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Joint Venture Agreement and herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Joint Venture Agreement as follows:

        1. Exclusivity. The exclusivity arrangement contained in Section 31 of
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the Joint Venture Agreement shall terminate on February 29, 2000.

        2. Entire Agreement. This Amendment, together with the Joint Venture
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Agreement and all amendments thereto, constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it shall be in writing and signed by the party against whom enforcement is sought.

        3. Counterparts. This Amendment may be executed in one or more
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counterparts, each of which shall, however, together constitute one and the same document.


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        IN WITNESS WHEREOF, the undersigned have hereto duly set forth their hand as of the 31st day of January, 2000.

                                             ML JWH STRATEGIC ALLOCATION FUND
                                             L.P.

                                             By: MERRILL LYNCH INVESTMENT
                                                 PARTNERS INC., its general
                                                 partner

                                                 /s/ Steven B. Olgin
                                             By: ___________________________
                                                 Name: Steven B. Olgin
                                                 Title: VP and Secretary


                                                JOHN W. HENRY & COMPANY INC.

                                                 /s/ David M. Kozak
                                             By: ___________________________
                                                 Name: David M. Kozak
                                                 Title: Sr. VP


Confirmed:
not as a Joint Venturer but
solely for the limited purposes
set forth herein

MERRILL LYNCH FUTURES INC.

    /s/ John R. Frawley, Jr.
By: ________________________________
    Name:  John R. Frawley, Jr.
    Title: Chairman, Chief Executive
            Officer, President and Director